MICEL CORP.
	445 CENTRAL AVENUE
	CEDARHURST, NEW YORK 11516

	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
	TO BE HELD MONDAY, NOVEMBER 2, 1998


TO OUR SHAREHOLDERS:


The Annual Meeting of Shareholders of Micel Corp. (the "Company") will be held at the offices of Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York 10017, on Monday, November 2, 1998 at 10:00 A.M. (E.S.T.), to consider the following proposals:

1. To elect three directors, each to serve for a term of one year or until their respective successors are elected and qualify;

2. To ratify the appointment of Kost Forer & Gabbay, a member of Ernst & Young International, as independent auditors of the Company; and

3. To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on September 28, 1998 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the fiscal year ended September 30, 1997 is enclosed.

All Shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United
 States is enclosed for your convenience.

Dated:  New York, New York
 October 1, 1998

By Order of the Board of Directors


David Selengut, Secretary



	MICEL CORP.
	445 CENTRAL AVENUE
	CEDARHURST, NEW YORK 11516

	PROXY STATEMENT

	ANNUAL MEETING OF SHAREHOLDERS


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Micel Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York 10017 on Monday, November 2, 1998, at 10:00 A.M. (E.S.T.), and for any adjournment(s) thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

Any shareholder giving such a proxy has the power to revoke the same at any time before it is voted by giving written notice to the Secretary of the Company or by providing him with a later-dated proxy. Attendance at the meeting shall not have the effect of revoking a proxy unless the Shareholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

The principal executive offices of the Company are located at 445 Central Avenue, Cedarhurst, New York 11516, telephone number (516) 569-1234. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's shareholders is October 2,
 1998.


	VOTING SECURITIES

Holders of shares of Common Stock, par value $.01 per share (the "Shares"), of record as of the close of business on October 2, 1998, are entitled to vote at the meeting. On the record date, there were issued and outstanding 5,900,379
 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the aggregate of the outstanding shares of Common Stock voting as a group shall constitute a quorum.


	PRINCIPAL STOCKHOLDERS


The following table sets forth, as of August 31, 1998, certain information as to the stock ownership of each person known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares of the Company's Common Stock and by all officers and directors as a group:


         Percentage of
Name of		       Amount and Nature of	         Class as of
Beneficial Owner	     Beneficial Ownership (1)	          August 31, 1998

Bonnie Septimus  (2)		460,600			7.8%
72 Lord Avenue
Lawrence, New York

Barry Septimus (3)		485,183			8%
72 Lord Avenue
Lawrence, New York


Heather Loren (4)		178,125			3%

Barry Braunstein (5)		243,500			4.1%

Ron Levy (6)			50,000			*

All officers and directors
as a group (3 persons)	471,625			7.9%


 *	Less than 1%

(1) Except as otherwise indicated, all Shares are beneficially owned, and sole voting and investment power is held by the persons named.

(2) This includes 6,000 Shares owned by certain of her children but does not include Shares listed below owned by her husband, Barry Septimus, Shares held in trust for her children where she is not the Trustee or Shares owned by her independent children.

(3) Does not include Shares owned by Mr. Septimus' children or his wife, Bonnie Septimus, listed above. Includes 132,465 Shares issuable upon exercise of options owned by Quest Enterprises, Inc., which is 50% owned by Mr. Septimus, and 30,718 Shares issuable upon exercise of a warrant.

(4) Includes 16,500 Shares issuable upon exercise of stock options.

(5) Includes 18,500 Shares issuable upon exercise of stock options and Shares which have been purchased by Mr. Braunstein and his family in private placements.

(6) Consists of Shares issuable upon exercise of stock options.


 	PROPOSAL 1

	ELECTION OF DIRECTORS


At the meeting, three Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify. The accompanying form of proxy will be voted for the election of the three persons named below as Directors, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy
Statement.  Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

The following is information about each nominee:

Barry Braunstein (39) has been a Director of the Company since April 1994. From June 1983 to the present, he has been the administrator of Laconia Nursing Home in Bronx, New York. Mr. Braunstein received his B.A. Degree from Adelphia University in 1985.

Heather Loren (30) has been a Director of the Company since August 1995. From September 1994 until the present, Ms. Loren has been a consultant with the firm of Coopers & Lybrand, LLP. From December 1991 until August 1992, she was in geriatric research at Hadasa Hospital in Jerusalem. From June, 1989 until December 1991 she held various managerial positions at the Bridgeport Healthcare Center and White Plains Nursing Home. She received her Masters degree in Management from Northwestern University in 1994 and a B.A. degree from Columbia University.

Ron Levy (50) has been President and Director of the Company since October 1,
 1996. Prior to that time he was a consultant to Microkim Ltd., the Company's wholly owned subsidiary. From October 1992 to November 1995 he was
 President and Chief Executive Officer at EUROM FlashWare Solutions Ltd., and from September 1990 to September 1992 he was Project Manager at SanDisk
Corporation in Santa Clara, CA. From September 1982 until September 1990 he was a manager of Tadiran Communication Micro Electronic Center.
 Mr. Levy received his B.S. degree in Electrical Engineering and Computer Science from the University of California in Berkeley.

The Board of Directors held three meetings in the fiscal year ended September
 30, 1998. The Company does not have a standing audit, nominating or compensation committee. To the Company's knowledge, there were no delinquent
 16(a) filers for transactions in the Company's securities during fiscal year ended September 30, 1998.



THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
"FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES.  PROXIES
SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS
SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


Executive Compensation

The following table sets forth all compensation received for services rendered to the Company by certain executive officers during each of the past three fiscal years ended September 30, 1997. No other executive officer received compensation in excess of $100,000 during any of the last three fiscal years.


SUMMARY COMPENSATION TABLE

					Annual 					Long-Term
					Compensation					Compensation
Name and Principal					Other Annual	Awards
Position			Year		Salary($)	Compensation	Options #
Ron Levy,			1997		$95,149	$25,883 (1)	-0-(2)
President, Chief
Executive Officer

Joseph Moscovitz,(3) 1996	$84,590	 18,750 (1)	-0-
				 1995	$76,976	 18,323 (1)	15,000
____________________________

(1)	Total value of non-cash compensation.

(2)	Mr. Levy received options to purchase six percent of the stock of
RadioTel Ltd., a subsidiary of the Company, exercisable for a nominal amount.
  The option vests to the extent of one-half at the end of two years from the date of commencement of employment and the remainder at the rate of two percent per month commencing on the 25th month from the date of employment.

(3)	President until September 30, 1996.

	OPTION GRANTS IN 1997
	Percent of Total
					  Options Granted
Name (a)		     Options	      To Enployees in		Exercise	Expiration
			    Granted (b)	       Fiscal year 1997 (c)	Price (d)	Date (e)
Ron Levy			0 (1)

Benjamin Sporn	   100,000		100%			$2.00		October 5, 2007
____________________________

(1)	See Note (2) to the Summary Compensation Table
(2)	Mr. Sporn was Chairman of the Board until November 14, 1997.

	AGGREGATED OPTION EXERCISES IN 1997 AND FOR YEAR-END VALUES
										Value of
										Unexercised
							Number of		in-the-Money
							Unexercised Options	Options at Fiscal
							At Fiscal Year-End	Year-End $
Name		       Shares Acquired    	  Value		Exercisable/		Exercisable/
		       On Exercise (#)         Realized ($)	Unexercisable		Unexercisable
Ron Levy	      -0-			   -0-		25,000/100,000 (1)	-0-/-0-

Benjamin Sporn   -0-			   -0-		115,250/21,750		12,600/0


(1)	Does not include the option described in note (2) to the Summary
Compensation Table.


Stock Option Plan


In November 1990, the Company's Board of Directors adopted, and its Shareholders approved, the 1990 Stock Option Plan (the "Plan"), which was amended by the Shareholders at the 1996 annual meeting and provides for the grant of incentive and/or non-qualified stock options to purchase up to
800,000 (post split) shares of Common Stock to any officer, director, consultant or employee when the Board, in its sole discretion, determines that a grant of options to such person would be in the best interests of the Company. Incentive stock options granted under the Plan shall be pursuant to a written agreement for a term not exceeding ten (10) years (five (5) years for Shareholders owning more than ten percent (10%) of the Common Stock of the Company). The exercise price of the options shall be established by the
Board at the time of grant of the option but cannot be less than one hundred percent (100%) of the fair market value at the time of grant of the option.
If the recipient owns more than ten percent (10%) of the Common Stock of the Company, the exercise price must be at least one hundred and ten percent
(110%) of the fair market value of the underlying Common Stock at the time of grant.  The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000.  Other terms and conditions of options granted under the Plan, which expires November 2000, are determined by the Board of Directors. The number of shares subject to outstanding options will be appropriately adjusted upon the happening of any stock split, stock dividend, recapitalization, combination, subdivision, issuance of rights or
other similar corporate change.   Persons who are residents of the State of
Israel for the purpose of the Israeli Currency Control Regulations, who own more than 5% of the total outstanding shares of the Company would be required to get the consent of the Bank of Israel to accept offers of stock options from the Company. To date the Company has granted options to purchase 646, 620 shares of Common Stock, $.01 par value. None of the options previously granted under the Plan has been exercised.

Tuvia Barak, a principal in Quest Enterprises Inc. and Ron Levy, President of
 the Company, each received an option, exercisable for nominal value, to purchase up to 6% of the equity of RadioTel Ltd., a subsidiary of the Company, the options vest to the extent of one half at the end of two years and the remainder at the rate of 2% per month commencing on the 25th month from date of commencement of employment. The options will only vest if such persons are still an employee or a consultant to RadioTel.


	CERTAIN TRANSACTIONS

In January 1993, the Company entered into an agreement (the "Agreement") with
 Quest Enterprises, Inc. ("Quest"), of which Barry Septimus, a principal shareholder of the Company, owns 50%. Under the terms of the Agreement, Quest provides marketing, consulting and other services as reasonably required by the Company for the purpose of securing research and development contracts, joint development programs, strategic partnerships, business opportunities and production and sales contracts with North American Companies and other entities on an exclusive basis in North America.
 The Company is paying Quest a fee in the amount of $5,000 per month plus expenses (reduced from $6,000 per month). In addition, in the event that the services provided by Quest to the Company result in a contract being awarded to the Company, Quest will be entitled to a commission in the amount of
1.5% of the revenues received. In September 1996, Quest voluntarily reduced this percentage to 1% at the same time as the Company employed Ron Levy who is to receive .05% of U.S. sales. In the event that the services provided by
 Quest result in a joint venture or other equity arrangement between the Company and the potential partner, Quest will be entitled as a commission to a reasonable equity position in such joint venture not to exceed 15% of the equity of the joint venture. Quest is also entitled to 25% of any royalties received by the Company from parties introduced to the Company by Quest.

Mr. Tuvia Barak, a principal in Quest, and Mr. Ron Levy, President of the Company, each received an option, exercisable for nominal value, to purchase up to 6% of the equity of RadioTel Ltd., a subsidiary of the Company. The options vest to the extent of one half at the end of two years and the remainder at the rate of 2% per month commencing on the 25th month from date of commencement of employment. The options will only vest if such persons are still employees or consultants to RadioTel Ltd.

In addition, the Company has been informed that Mr. Barak and Mr. Levy collectively own 10% of EBS, Inc., an entity which, along with the Company, owns Micel Wireless Corp.

In fiscal 1997, Mr. Braunstein and his family purchased 100,000 shares of Common Stock of the Company and in November 1997, 25,000 shares of Common Stock of the Company, for $2.00 per Share.



	PROPOSAL 2

	APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Kost & Forer & Gabbay, a member of Ernst & Young International, independent public accountants, to audit the accounts of the Company for the fiscal year ending September 30, 1998.
Kost Forer & Gabbay has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of Shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

Representatives of Kost Forer & Gabbay are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Approval of the proposal requires the affirmative vote of a majority of the Shares voted with respect thereto. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
	RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.








GENERAL

The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretion or authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will, of course, be assembling and mailing the proxy statement and other material which may be sent to the shareholders in connection with this solicitation. In addition to this solicitation of proxies by mail, officers and regular employees may solicit the return of proxies. Costs for soliciting proxies will be borne by the Company. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and telegraph.

The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Audited Financial Statements for the year ended September 30, 1997 (as filed with the
 Securities and Exchange Commission). All such requests should be directed to Micel Corp., 445 Central Avenue, Cedarhurst, New York 11516, telephone number (516) 569-1234.

All proposals of shareholders intended to be included in the proxy statement to be presented in the 1999 Annual Meeting materials must be received by the Company's offices at 445 Central Avenue, Cedarhurst, New York 11516, no later than May 1, 1999.


Dated: October 1, 1998


By Order of the Board of Directors


David Selengut, Secretary


	PROXY

	This Proxy is Solicited

	 on Behalf of the Board of Directors

	MICEL CORP.
	445 CENTRAL AVENUE
	CEDARHURST, NEW YORK 11516


The undersigned hereby appoints David Selengut and Douglas S. Ellenoff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of the Common Stock of Micel Corp. held of record by the undersigned on September 28, 1998 at the Annual Meeting of Shareholders to be held on November 2, 1998 or any adjournment thereof.


1.	Election of Directors	FOR all nominees listed below
(except as marked to the contrary below)

WITHHOLD AUTHORITY
to vote for all nominees below

	(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


	Barry Braunstein, Heather Loren, Ron Levy

2.	To ratify the appointment of Kost Forer & Gabbay as the independent auditors for the Company for the fiscal year ending September 30, 1998.

FOR     			AGAINST     		ABSTAIN


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.



Dated:                                   , 1998



							Signature



    		Signature if held jointly



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 give full title as such.  If a Company, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in
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